Exhibit 99.1

Atlantic Power Corporation to Appoint New Board Member

DEDHAM, MASSACHUSETTS — May 21, 2015 — Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power” or the “Company”) today announced that the Company will appoint Gilbert S. Palter to its Board of Directors following the Annual General Meeting on June 23.  With the addition of Mr. Palter, the Board of Directors will consist of nine members, eight of whom are independent and four of whom have been appointed since November 2014.

Mr. Palter has a nearly 20-year track record of value creation in private equity as the Co-Founder and Chief Investment Officer of EdgeStone Capital Partners, one of Canada’s leading private equity firms.  Mr. Palter is a graduate of the University of Toronto and the Harvard Graduate School of Business Administration, as a Baker Scholar.  He has served as a director and as Chair of numerous public and private company boards, and currently serves on the boards of EdgeStone Capital Partners Inc., Aurigen Reinsurance Limited (Chair), Specialty Commerce Corp. (Chair), Eurospec Manufacturing Inc., Stephenson’s Equipment Rental, and Tunnel Hill Partners, LP.

“On behalf of the entire Board of Directors, I would like to welcome Gil Palter to our Board,” said Irving Gerstein, Chairman of Atlantic Power.   “We believe that his considerable strategic, operational and financial expertise will make him a valuable addition to the Board, and we look forward to his contributions.”

The appointment of Mr. Palter has been at the recommendation of Mangrove Partners, the Company’s largest shareholder.  In conjunction with the appointment of Mr. Palter to the Board, the Company has signed a customary standstill and support agreement with Mangrove.

“As we discussed earlier this month, we plan to deploy the cash proceeds from our wind portfolio sale to optimize our capital structure to the benefit of shareholders,” said James J. Moore, Jr., President and Chief Executive Officer of Atlantic Power.  “We intend to engage a financial advisor to help in the evaluation of our debt reduction options.  We have been considering input from Mangrove Partners and other shareholders in this process.  We have previously indicated that our plan for the wind sale proceeds would be to redeem our 9% senior unsecured notes; while that currently remains our expectation, there is no assurance that this evaluation process will not lead to an alternate debt reduction approach. Our goal is to strengthen our balance sheet in a manner that reduces our risk and helps to achieve our goal of growth in intrinsic value per share.”

Today’s announcement does not affect any of the matters to be voted on by shareholders at the Company’s Annual General Meeting to be held on June 23, 2015, as set forth in the Company’s Management Information Circular and Proxy Statement dated April 30, 2015.  The Company also announced that it plans to reduce the number of directors to seven by the 2016 Annual General Meeting.

About Atlantic Power

Atlantic Power owns and operates a diverse fleet of power generation assets in the United States and Canada.  Atlantic Power’s power generation projects sell electricity to utilities and other large commercial customers largely under long-term power purchase agreements, which seek to minimize exposure to changes in commodity prices.  Pro forma for the expected sale of the Wind Projects, Atlantic Power’s power generation projects in operation have an aggregate gross electric generation capacity of approximately 2,137 megawatts (“MW”) in which its aggregate ownership interest is approximately 1,502 MW.  The Company’s current portfolio consists of interests in twenty-three operational power generation projects across nine states in the United States and two provinces in Canada.

Atlantic Power trades on the New York Stock Exchange under the symbol AT and on the Toronto Stock Exchange under the symbol ATP.  For more information, please visit the Company’s website at www.atlanticpower.com or contact:  Atlantic Power Corporation, Amanda Wagemaker, Investor Relations (617) 977-2700, info@atlanticpower.com.  Copies of financial data and other publicly filed documents are filed on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under “Atlantic Power” or on Atlantic Power’s website.

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Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively, “forward-looking statements”).

Certain statements in this news release may constitute “forward-looking statements”, which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects.  These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect” or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters.  Examples of such statements in this press release include, but are not limited, to statements with respect to the following:

•                  the Company’s expectations regarding the sale of its wind portfolio, including the timing of the closing of such sales and the amount and use of expected proceeds therefrom;

•                  the augmentation of the depth of expertise of the Company’s board of directors and the expected appointment of Gilbert S. Palter to the board of directors following the 2015 Annual General Meeting;

•                  the Company’s intent to engage a financial advisor to help in the evaluation of its debt reduction options, and the outcome of such evaluation, including any effect on the Company’s planned use of proceeds from the sale of its wind portfolio;

•                  the Company’s goal of strengthening its balance sheet in a manner that reduces its risk and helps to achieve its goal of growth in intrinsic value per share; and

•                  the Company’s plan to reduce the number of directors serving on its board of directors to seven by the 2016 Annual General Meeting.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved.  Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in the Company’s periodic reports as filed with the Securities and Exchange Commission from time to time for a detailed discussion of the risks and uncertainties affecting the Company.  Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material.  These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.  The Company’s ability to achieve its longer-term goals, including those described in this news release, is based on significant assumptions relating to and including, among other things, the general conditions of the markets in which it operates, revenues, internal and external growth opportunities and general financial market and interest rate conditions.  The Company’s actual results may differ, possibly materially and adversely, from these goals. Readers are cautioned that such information may not be appropriate for other purposes.